THE CHINA FUND, INC.

c/o State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

February 6, 2003

Dear Stockholders:

The Annual Meeting of Stockholders of The China Fund, Inc. (the “Fund”) will be held at 10:00 A.M. on Thursday, March 6, 2003, at the offices of Clifford Chance U.S. LLP, 200 Park Avenue, New York, New York, 10166. A Notice and Proxy Statement regarding the meeting, proxy card for your vote at the meeting, and postage prepaid envelope in which to return your proxy are enclosed.

The only matter on which you, as a stockholder of the Fund, are being asked to vote is the election of a Fund director. Stockholders present at the Annual Meeting will hear a report on the Fund and will have an opportunity to discuss matters of interest to them. The Board of Directors recommends that you re-elect to the Board the current Director who is standing for re-election.

Respectfully,

/S/     MARY MORAN ZEVEN
MARY MORAN ZEVEN
Secretary

STOCKHOLDERS ARE STRONGLY URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO ENSURE A QUORUM AT THE MEETING.

THE CHINA FUND, INC.

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

March 6, 2003

To the Stockholders of
The China Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The China Fund, Inc. (the “Fund”) will be held at the offices of Clifford Chance U.S. LLP, 200 Park Avenue, New York, New York, 10166, on Thursday, March 6, 2003, at 10:00 A.M., local time, for the following purposes:

1.	To elect one Class I director to serve for a term expiring on the date on which the annual meeting of stockholders is held in 2006.

2.	To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on January 29, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

You are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the meeting if you choose to attend. The enclosed proxy is being solicited by the Board of Directors of the Fund.

By order of the Board of Directors,

/S/    MARY MORAN ZEVEN
MARY MORAN ZEVEN
Secretary

February 6, 2003

THE CHINA FUND, INC.
c/o State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE CHINA FUND, INC. (the “Fund”) for use at the Annual Meeting of Stockholders, to be held at the offices of Clifford Chance U.S. LLP, 200 Park Avenue, New York, New York 10166, on Thursday, March 6, 2003, at 10:00 A.M., local time, and at any adjournments thereof.

This Proxy Statement and the form of proxy are being mailed to stockholders on or about February 6, 2003. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary, The China Fund, Inc., c/o State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110), or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for the proposal referred to in this Proxy Statement. Abstentions are included in the determination of the number of shares present and voting at the meeting.

The Board of Directors has fixed the close of business on January 29, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 10,073,173 shares of common stock.

Management of the Fund knows of no business other than that mentioned in Item 1 of the Notice of Meeting which will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended October 31, 2002 to any stockholder requesting such report. Requests for the annual report should be made by writing to The China Fund, Inc., c/o Georgeson Shareholder Communications Corp., 111 Commerce Road, Carlstadt, New Jersey 07072, attention: Armando Patino, or by calling (888) CHN-CALL.

ELECTION OF DIRECTORS

The terms of Mr. James Lightburn and Sir Alan Donald will expire at the 2003 Annual Meeting of Stockholders. Due to the retirement policy adopted by the Fund’s Board of Directors on June 8, 2000, Sir Alan Donald is not permitted to be nominated for re-election, having attained the age of 70. Persons named in the accompanying form of proxy intend in the absence of contrary instructions to vote all proxies for the election of James J. Lightburn to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2006, or until his successor is elected and qualified. If James J. Lightburn should be unable to serve, an event not now anticipated, the proxies shall be voted for such person, if any, as shall be designated by the Board of Directors to replace the nominee. The election of a director will require the affirmative vote of a plurality of the votes cast at the meeting. For this purpose, abstentions will have no effect on the outcome of the election.

Information Concerning Nominee and Members of the Board of Directors

The following table sets forth information concerning the nominee as a director of the Fund.

Name (Age) and Address of Director	Principal Occupation or Employment During Past Five Years and Directorships in Publicly Held Companies	Director Since	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen in Family of Investment Companies(1)
Nominee
Class I Director
James J. Lightburn (59) 47, Avenue Georges Mandel Paris, France 75116	Attorney, member of Hughes Hubbard & Reed (1993-present).	1992	$10,001-$50,000	$10,001-$50,000

Other Current Directors
Class II Directors
Kathleen Cuocolo (51)(2)	Executive Vice President, State Street Bank and Trust Company (2000 -present); Senior Vice President, State Street Bank and Trust Company (1995-2000); President and Chairman of the Board of Trustees of Select Sector SPDR Series Trust (May 2001-present); President of State Street Master Funds and State Street Institutional Investment Trust (2000-present); Treasurer of State Street Securities Lending Trust (2001-2002) and the streetTRACKS Series Trust (2000-present).	2001	None	None

Michael F. Holland (58) 375 Park Avenue New York, New York 10152	Chairman, Holland & Company L.L.C. (1995-present); Director, The Holland Balanced Fund, Inc. Trustee, State Street Master Funds and State Street Institutional Investment Trust (2000-present)	1992	$10,001-$50,000	$10,001-$50,000

Burton Levin (72) 18 Page Farm Road Sherborn, MA 01770	Visiting Professor Carleton College (1995-present); Co-Chairman, Hopkins-Nanjing Center (1999-present); Director, Noble Ltd. (1997-present); U.S. Ambassador to Burma (1987-1990).	1992	$1-$10,000	$1-$10,000

(1)
The information as to beneficial ownership is based on statements furnished to the Fund by the nominee and other current directors. The dollar value of the shares is based upon the market price on December 31, 2002.

(2)
Director is considered to be an “interested person” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or of the Fund’s investment adviser. Ms. Cuocolo is deemed to be an interested person because of her affiliation with State Street Bank and Trust Company, the parent company of Asian Direct Capital Management, the Fund’s direct investment manager. State Street Bank and Trust Company is the Fund’s Administrator.

Name (Age) and Address of Director	Principal Occupation or Employment During Past Five Years and Directorships in Publicly Held Companies	Director Since	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen in Family of Investment Companies(1)
Class III Directors
Joe O. Rogers (55) 2247 Foxwood Drive Chapel Hill, NC 27514	The Rogers Team LLC, organizing member (July 2001-present); Executive Vice President of Business Development, PlanetPortal.com, Inc.(1999-May 2001); President, Rogers International, Inc. (1986-1998); Vice President of Business Development, Thomson Consulting (1998-1999); Director, The Taiwan Fund, Inc. (1986-present); U.S. Ambassador to the Asian Development Bank (1984-1986).	1992	$10,001-$50,000	$10,001-$50,000

Alan Tremain (67) 380 South Country Road Suite 200 Palm Beach, Florida 33480	Chairman of the Board of the Fund; Chairman, Hotels of Distinction Ventures, Inc. (1989-present); Chairman, Hotels of Distinction (International), Inc. (1974-present).	1992	$50,001-$100,000	$50,001-$100,000

Nigel S. Tulloch (56) 7, Circe Circle Dalkeith WA6009 Australia	Chief Executive, HSBC Asset Management Bahamas Limited (1986-1992); Director, The HSBC China Fund Limited.	1992	$10,001-$50,000	$10,001-$50,000

(1)
The information as to beneficial ownership is based on statements furnished to the Fund by the nominee and other current directors. The dollar value of the shares is based upon the market price on December 31, 2002.

The Fund’s Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. The Fund’s Audit Committee is comprised of directors who are not interested persons of the Fund, and its actions are governed by the Fund’s Audit Committee Charter. The current members of the Audit Committee are Sir Alan Donald, Mr. Michael Holland, Mr. Burton Levin, Mr. James Lightburn, Mr. Joe Rogers, Mr. Alan Tremain and Mr. Nigel Tulloch. All members of the Audit Committee are independent as independence is defined in Section 303.01(B)(2)(a) and Section 303.01(B)(3) of the New York Stock Exchange’s listing standards. The Audit Committee met three times during the fiscal year ended October 31, 2002.

The Fund’s Board has a Nominating Committee, comprised of the current members of the Audit Committee, which is responsible for nominating candidates to fill any vacancies on the Board. The Nominating Committee does not consider nominees recommended by security holders. The Nominating Committee did not meet during the fiscal year ended October 31, 2002.

The Fund’s Board of Directors held four regular meetings and two special meetings during the fiscal year ended October 31, 2002. Each director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) requires the Fund’s officers and directors, and persons who own more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that its officers and directors have complied with all applicable filing requirements for the fiscal year ended October 31, 2002, except that Mary Moran Zeven, Secretary of the Fund, and Julie A. Tedesco, Assistant Secretary of the Fund, failed to timely file Form 3s within 10 days of their election as Fund officers. Section 30(h) of the Investment Company Act of 1940, as amended (the “1940 Act”) extends the reporting requirements under Section 16(a) of the 1934 Act to the investment advisers of the Fund and the officers and directors of such investment advisers. The Fund believes that its investment advisers and the officers and directors of such investment advisers have complied with all applicable filing requirements for the fiscal year ended October 31, 2002.

Officers of the Fund

Ms. Kathleen Cuocolo (age 51), a director of the Fund and President of the Fund since June 15, 2001, also serves as an Executive Vice President of State Street Bank and Trust Company.

Ms. Ann M. Casey (age 36), Treasurer of the Fund since June 13, 2002, also serves as a Vice President of State Street Bank and Trust Company.

Ms. Mary Moran Zeven (age 41), Secretary of the Fund since June 13, 2002, also serves as a Senior Vice President and Senior Counsel of State Street Bank and Trust Company.

Ms. Julie A. Tedesco (age 45), Assistant Secretary of the Fund since June 13, 2002, is also a Vice President and Counsel of State Street Bank and Trust Company.

Mr. Leonard B. Mackey, Jr. (age 52), Assistant Secretary of the Fund since July 1992, is a partner at Clifford Chance U.S. LLP.

Fund Management and Administration

Martin Currie Inc. (“Martin Currie”) acts as investment manager for the portion of the Fund’s assets allocated for investment in listed securities pursuant to an investment advisory and management agreement between Martin Currie and the Fund. The principal business address of Martin Currie is Saltire Court, 20 Castle Terrace, Edinburgh.

Asian Direct Capital Management (“ADCM”) acts as direct investment manager for the portion of the Fund’s assets allocated for investment in direct investments pursuant to a direct investment management agreement between ADCM and the Fund. The principal business address of ADCM is 32/F, Exchange Square II, 8 Connaught Place, Hong Kong.

State Street Bank and Trust Company acts as Administrator to the Fund pursuant to an Administration Agreement between the Administrator and the Fund. The principal business address of the Administrator is 225 Franklin Street, Boston, Massachusetts 02110.

Independent Auditors of the Fund

The Board of Directors of the Fund, including a majority of the directors who are not “interested persons” of the Fund (as defined in the 1940 Act), selected KPMG LLP (“KPMG”) to act as independent auditors for the Fund for the fiscal year ending October 31, 2003. KPMG acted as the independent auditors for the fiscal year ended October 31, 2002. The Fund knows of no direct financial or material indirect financial interest of KPMG in the Fund. Representatives of KPMG are not expected to be present at the meeting.

Audit Fees.    For the fiscal year ended October 31, 2002, the Fund was billed by KPMG an aggregate US$47,000 for fees for professional services rendered for the audit of the Fund’s annual financial statements.

Financial Information Systems Design and Implementation Fees.    There were no financial information systems design and implementation services rendered by KPMG to the Fund, Martin Currie or Martin Currie’s affiliates, or ADCM or ADCM’s affiliates that provide services to the Fund for the last fiscal year.

All Other Fees.    Other than the fees discussed under “Audit Fees” above, the Fund was billed by KPMG US$8,000 for services rendered for the fiscal year ended October 31, 2002 in connection with the preparation of the Fund’s tax returns and reports for complying with Section 17(f) of the 1940 Act.

Audit Committee Report

The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended October 31, 2002 with management of the Fund and with KPMG, and has discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Audit Committee has received written disclosures on auditor independence from KPMG required by the Securities and Exchange Commission and the American Institute of Certified Public Accountants and has discussed with KPMG its independence. Based on the Audit Committee review and discussions referred to in the two preceding sentences, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund for the fiscal year ended October 31, 2002 be included in its annual report to stockholders and the Fund’s annual report filed with the Securities and Exchange Commission.

Transactions with and Remuneration of Officers and Directors

The aggregate remuneration for directors not affiliated with Martin Currie and ADCM was US$214,542 during the year ended October 31, 2002 and, for that period, the aggregate amount of expenses reimbursed by the Fund for directors’ attendance at directors’ meetings, including affiliated directors, was US$109,134. Each non-affiliated director currently receives fees, paid by the Fund, of US$2,000 for each directors’ meeting and committee meeting attended and an annual fee of either US$27,500 (for the Chairman of the Fund) or US$10,000 (for the other non-affiliated directors). Currently, no director is affiliated with Martin Currie.

The following table sets forth the aggregate compensation from the Fund paid to each director during the fiscal year ended October 31, 2002.

Name of Director	Aggregate Compensation From Fund(1)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid To Directors
Kathleen Cuocolo(2)	$—	—	—	$—
Sir Alan Donald	28,000	—	—	28,000
Michael F. Holland	28,000	—	—	28,000
Burton Levin	28,000	—	—	28,000
James J. Lightburn	28,000	—	—	28,000
Joe O. Rogers	28,000	—	—	28,000
Alan Tremain	46,542	—	—	46,542
Nigel S. Tulloch	28,000	—	—	28,000

(1)	Includes compensation paid to directors by the Fund. The Fund’s directors did not receive any pension or retirement benefits as compensation for their service as directors of the Fund.
(2)
Ms. Cuocolo, who is an “interested person” of the Fund because of her affiliation with State Street Bank and Trust Company, the parent company of ADCM, the Fund’s direct investment manager, did not receive any compensation from the Fund for her services as a director during the fiscal year ended October 31, 2002.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEE FOR DIRECTOR.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Set forth below is information with respect to persons who, to the knowledge of the management of the Fund, owned beneficially more than 5% of the Fund’s outstanding shares as of December 31, 2002. The information is based on publicly available Schedule 13D, 13G and 13F disclosures, that management is aware of, filed with the Securities and Exchange Commission.

Title or Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	President and Fellows of Harvard College c/o Harvard Management Company, Inc. 600 Atlantic Avenue Boston, MA 02210	Has sole power to vote and dispose of 1,790,000 shares.	17.77%
Common Stock	City of London Investment Management Company Limited 10 Eastcheap London, England United Kingdom, EC3M1LX	Has sole power to vote and dispose of 720,520 shares.	7.15%

MISCELLANEOUS

Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph, by officers of the Fund or personnel of the Administrator. The Fund has retained Georgeson Shareholder Communications Corp. to assist in the proxy solicitation. The cost of their services is estimated at US$5,500. The expenses connected with the solicitation of proxies including proxies solicited by the Fund’s officers or agents in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

In the event that sufficient votes in favor of the proposal set forth in the Notice of this meeting are not received by March 6, 2003, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

STOCKHOLDER PROPOSALS

In order to submit a stockholder proposal to be considered for inclusion in the Fund’s proxy statement for the Fund’s 2004 Annual Meeting of Stockholders, stockholder proposals must be received by the Fund (addressed to The China Fund, Inc., 225 Franklin Street, Boston, Massachusetts 02110) not later than October 10, 2003. Any stockholder who desires to bring a proposal at the Fund’s 2004 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement, must deliver written notice thereof to the Secretary of the Fund (addressed to The China Fund, Inc., 225 Franklin Street, Boston, Massachusetts 02110), not before December 7, 2003 and not later than January 7, 2004.

By order of the Board of Directors,

/S/    MARY MORAN ZEVEN
MARY MORAN ZEVEN
Secretary

225 Franklin Street
Boston, Massachusetts
February 6, 2002